Supplement dated January 1, 1998 to Mosaic Equity Trust
Worldwide Growth Fund Prospectus dated July 31, 1997

Mosaic Foresight Fund

Effective January 1, 1998, this Fund is being managed as a strategic asset allocation domestic equity fund. Accordingly, it has been renamed the "Foresight Fund." This Fund is an equity fund that focuses on United States large and medium capitalization stocks, with the additional objective of being sensitive to potential major market advances and declines. As such, the Fund may hold very substantial cash reserves or bonds at times when the Advisor believes the stock market is highly vulnerable and subject to a meaningful decline, reversal or selloff.

The following provisions supersede the respective disclosures in the attached prospectus:

Investment Objective (Page 4)

(The following replaces the first sentence of this section)

The Fund's basic investment objective is capital appreciation. The Fund's basic investment objective is combined with secondary goals of preserving capital and reducing the Fund's exposure to market risk. Achieving the Fund's investment objectives will depend on the Advisor's ability to assess the effects of market and economic indicators on the stock market trends and the Advisor's stock selection capabilities.

Investment Policies (Page 4)

(The following replaces the first four full paragraphs of this section)

Beginning in 1998, much of the research will involve a study of the history of market turns and shifts in direction. Technical analysis will be employed to spot such changes and to identify market trends and their momentum. Trend analysis will assist the managers by determining whether markets are overbought or oversold or overextended in their recent trading trend. Interrelationships between markets are important.

The Advisor believes that changes in direction in the bond market, interest rates and credit conditions give important signals of upcoming stock market movements. Analysis will include changes in estimated and reported earnings and earnings growth rates in order to determine the trend toward raising or lowering earnings estimates on key companies.

It is expected that the changes in allocation made by the Advisor will be neither small nor incremental. The Advisor expects to make changes in the Fund's exposure to equities in increments of about 25% at appropriate times. The Advisor desires to make shifts from 100% (or as close to 100% as is reasonably possible) in equities to 75%, 50%, 25% or 0% in stocks, rather than making smaller percentage changes. But it is possible that the actual percentages may differ from such percentages due to the time needed to trade and reposition the portfolio, as well as due to market-related changes in the value of securities.

Stocks selected will represent primarily well-established, high-quality companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in smaller "mid-cap" companies that may offer more rapid growth potential.

At such times as the Advisor believes that an investment in bonds will provide greater potential for capital appreciation and preservation than an investment in stocks, money market funds or short-term instruments, the Fund may own Government, Government Agency or Corporate Bonds rated BAA or higher by either Standard & Poor's or Moody's. Bonds may not exceed 10 years in maturity.

Specialized Investment Techniques (Page 4)

(References to foreign currency transactions and Global Depository
Shares are deleted.)

Investment Risks (Pages 4 - 5)

(The following replaces all six paragraphs on page 5)

The Fund's holdings will be subject to the economic, business and market risks associated with common stock investment. As a result, an investor's shares, when redeemed, may be worth more or less than original cost. In addition, the "mid-cap" companies described in the "Investment Policies" section bear a higher level of this common stock market risk.

Since the Fund will not invest for current income, the Fund may be unsuitable for persons who must depend on the invested funds for such purpose.

While the Fund is a diversified mutual fund, it intends to maintain a concentration in only 20-25 stocks, with each stock representing no more than 5% of the portfolio at cost. As a result, the Fund's daily net asset value may be more volatile than a fund with greater portfolio diversification.

In light of the Fund's policies of changing its allocation of stocks and fixed-income securities, the Fund's annual portfolio turnover rate may exceed 100%. If the Fund engages in short-term trading in order to achieve its objectives, it may increase portfolio turnover and incur larger brokerage commissions and other expenses than might otherwise be the case. In addition, short-term trading may generate capital gains to the extent such trading involves the sale of appreciated securities.

Management of the Trust (Page 5)

The Advisor has irrevocably waived twenty-five percent of its compensation for 1998. Therefore, its advisory fee will be limited to three-quarters of one percent per year of the average daily net assets of the Fund through December 31, 1998.

Effective January 1, 1998, the individual primarily responsible for the management of the Foresight Fund is Frank E. Burgess. Mr. Burgess, President and founder of Madison, began managing the Fund after July 31, 1996.

How to Open a New Account (Page 7)

The Fund's minimum initial investment for a regular account is $1,000.

Other Fees and Services (Page 9)

Education IRA. The Trust offers Education IRAs. Education IRAs may be established with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly. The "Education IRA Plus" will be invested to reach the annual $500 Education IRA limit, with the remainder invested in another account established by the parent or guardian of the Education IRA beneficiary.

Education IRA Fee.  Mosaic does not charge an annual fee on
Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. All other Education IRA accounts may be charged an annual fee of $12 per shareholder (not per Education IRA account). This fee may be prepaid by the shareholder.